UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 24, 1999
                                (Date of earliest
                                 event reported)




                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




        Pennsylvania                    1-1401               23-0970240
      (State or other                (Commission             (IRS Employer
      jurisdiction of                 file number)            Identification
       incorporation)                                          Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (215) 841-4000

Item 5.  Other Events

         Presentation to Investors regarding Merger Transaction. On September 24, 1999, Unicom Corporation and PECO Energy Company met with investors to discuss the merger of the two companies. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Exhibits

99. Presentation to investors, "The Creation of a Preeminent National Energy Company, September 24, 1999.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PECO ENERGY COMPANY


                                            \s\ Jean H. Gibson
                                            -----------------------
                                            Jean H. Gibson
                                            Vice President & Controller

September 27, 1999